Exhibit 13.2

AMARIN CORPORATION PLC

CERTIFICATION OF JOHN F. THERO, CHIEF FINANCIAL OFFICER

OF AMARIN CORPORATION PLC, PURSUANT TO

SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amarin Corporation plc (the “Company”) on Form 20-F for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John F. Thero
Name: John F. Thero Title: Chief Financial Officer (Principal Financial Officer) Date: June 24, 2010